UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2003

Commission File Number 333-82700

Compass Minerals Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	48-1135403 (I.R.S. Employer Identification Number)

8300 College Blvd. Overland Park, KS 66210 (913) 344-9200 (Address of principal executive offices and telephone number) N/A (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

        The Company is furnishing this information required by Item 12 “Results of Operations and Financial Condition” under this Item 9 in accordance with SEC Release No. 33-8216.

        On May 8, 2003, Compass Minerals Group, reported its first quarter 2003 financial results. A copy of the press release is attached as exhibit 99.1

SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMPASS MINERALS GROUP, INC.

Date: May 13, 2003	/s/ Rodney L. Underdown

Rodney L. Underdown Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 8, 2003